EXECUTION COPY


                           WAIVER AND AMENDMENT NO. 1

                          Dated as of December 22, 2006

                                       to

                              AMENDED AND RESTATED
                         SECOND LIEN TERM LOAN AGREEMENT

                            Dated as of June 9, 2006

            THIS WAIVER AND AMENDMENT NO. 1 ("Amendment") is made as of December 22, 2006 by and among Quest Cherokee, LLC ("Quest Cherokee") and Quest Resource Corporation ("QRC"), as borrowers (the "Borrowers"), the financial institutions from time to time parties thereto (the "Lenders") and Guggenheim Corporate Funding, LLC, as administrative agent (the "Administrative Agent") under that certain Amended and Restated Second Lien Term Loan Agreement dated as of June 9, 2006 by and among the Borrowers, the Lenders and the Administrative Agent (as amended, restated or otherwise modified from time to time, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

            WHEREAS, the Borrowers have entered into that certain Contribution, Conveyance and Assumption Agreement, dated as of December 22, 2006 (as in effect on the date hereof, the "Contribution Agreement"), among the Borrowers, Bluestem Pipeline, LLC ("Bluestem"), Quest Midstream Partners, L.P. ("MLP"), Quest Midstream GP, LLC ("GP"), STP Cherokee, LLC, Quest Oil & Gas, LLC, Quest Energy Service, LLC, Ponderosa Gas Pipeline Company, LLC, Producers Service, LLC, and J-W Gas Gathering, L.L.C., pursuant to which one hundred percent (100%) of the outstanding Equity Interests of Bluestem will be contributed to MLP, a copy of which is attached hereto as Annex A;

            WHEREAS, in connection with the transactions contemplated by the Contribution Agreement, MLP will issue 4,864,866 common units of the MLP representing an approximate 48.64% interest in the MLP and GP will issue 150 units of the GP representing a 15% interest in the GP to certain institutional investors for approximately $90 million pursuant to the terms of a Purchase Agreement (a copy of which is attached hereto as Annex C) among MLP, GP, QRC and the institutional investors named therein (the "Purchase Agreement"; the transactions contemplated by the Contribution Agreement and the Purchase Agreement are referred to herein as the "Midstream Transaction");

            WHEREAS, the Borrowers have requested that each Lender consent to the consummation of the Midstream Transaction and waive compliance with any violation of the Credit Agreement or the other Loan Documents that arises from consummation of the Midstream Transaction pursuant to the Contribution Agreement, the Purchase Agreement and the other Transaction Documents (as defined in the Purchase Agreement);

            WHEREAS, the Lenders consent to the consummation of the Midstream Transaction and waive compliance with any violation of the Credit Agreement or the other Loan Documents that arises from the consummation of the Midstream Transaction pursuant to the Contribution Agreement, the Purchase Agreement and the other Transaction Documents on the terms and conditions set forth herein;

            WHEREAS, Bluestem and certain other Subsidiaries of the Borrowers are parties to that certain Guaranty dated as of November 14, 2005 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the "Guaranty") in favor of the Administrative Agent;

            WHEREAS, the parties hereto have agreed to amend and restate the Guaranty in its entirety pursuant to that certain Amended and Restated Guaranty dated as of December 22, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Amended Guaranty");

            WHEREAS, the Borrowers and the Guarantors, as pledgors, and the Administrative Agent are parties to that certain Amended and Restated Security Agreement dated as of June 9, 2006 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the "Security Agreement");

            WHEREAS, the parties hereto have agreed to amend and restate the Security Agreement in its entirety pursuant to that certain Second Amended and Restated Security Agreement dated as of December 22, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the "Amended Security Agreement");

            WHEREAS, Section 12.02(b) of the Credit Agreement, Section 12 of the Guaranty and Section 11.5 of the Security Agreement require the written consent of each Lender in connection with the release of any Guarantor under the Loan Documents;

            WHEREAS, the Borrowers have requested that each Lender consent to authorize the Administrative Agent to (A) release Bluestem from its obligations under the Guaranty, the Security Agreement and the other Loan Documents to which it is a party, (B) release all liens and security interests granted to or held by the Administrative Agent in the assets of Bluestem, (C) release the lien and security interests granted to or held by the Administrative Agent in 100% of the Equity Interests of Bluestem, and the Lenders have agreed to provide such consent on the terms and conditions set forth herein, and (D) enter into (i) the Amended Guaranty and (ii) the Amended Security Agreement; and

            WHEREAS,   the   Borrowers,   the  Lenders   party  hereto  and  the
Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree as follows.

          1. Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, each Lender hereby agrees to waive any violation of the Credit Agreement or the other Loan Documents that results from consummation of the transaction described in the Contribution Agreement, the Purchase Agreement and the other Transaction Documents and consents to (i) the consummation of the Midstream Transaction pursuant to (and in accordance with the Contribution Agreement and the Purchase Agreement) and (ii) the other transactions contemplated by the other Transaction Documents pursuant to (and in accordance with) the other Transaction Documents.

          2. Guaranty and Loan Documents. Upon the effectiveness of this Amendment and upon (i) the consummation of the Midstream Transaction, and (ii) the other transactions contemplated by the other Transaction Documents, in each case pursuant to (and in accordance with) the Contribution Agreement, the Purchase Agreement and the other Transaction Documents, each Lender hereby authorizes the Administrative Agent to (A) release Bluestem from its obligations under the Guaranty, the Security Agreement and the other Loan Documents to which it is a party, (B) release all liens and security interests granted to or held by the Administrative Agent in the assets of Bluestem, (C) release the liens and security interests granted to or held by the Administrative Agent in 100% of the Equity Interests of Bluestem, and (D) enter into (i) the Amended Guaranty and
(ii) the Amended Security Agreement.

          3. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Credit Agreement is hereby amended as follows:

          (a) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Guarantors" now contained therein and to substitute the following therefor:

                        "Guarantors" means, each of the following: STP Cherokee,
            LLC, Quest Oil & Gas, LLC, Quest Energy Service, LLC, Ponderosa Gas Pipeline Company, LLC, Producers Service, LLC, J-W Gas Gathering, L.L.C. and Quest Cherokee Oilfield Service, LLC.

          (b) Section 1.01 of the Credit Agreement is hereby amended to delete the definition of "Pipeline" now contained therein and to substitute the following therefor:

                        "Pipeline"  means any pipeline owned and operated by the
            Borrowers or their Subsidiaries.

(c) Section 1.01 of the Credit Agreement is hereby amended to delete the last sentence of the definition of "Subsidiary" now contained therein and to substitute the following therefore:

                        "Unless otherwise  indicated  herein,  each reference to
            the term `Subsidiary' shall mean a Subsidiary of one of the Borrowers; provided however, that for the purposes of this Agreement, `Subsidiary' shall not include Quest Midstream Partners, Quest Midstream GP, or their respective subsidiaries."

          (d) Section 1.01 of the Credit Agreement is hereby amended to add the following sentence at the end of the definition of "Consolidated Net Income" now contained therein:

                    "Notwithstanding the foregoing, the net income or loss of Quest Midstream Partners, Quest Midstream GP and their subsidiaries shall not be included in the Consolidated Net Income of Borrowers even though such net income or loss is consolidated with the net income or loss of Borrowers for purposes of GAAP, except to the extent of the amount of dividends or distributions actually paid in cash during such period by Quest Midstream Partners, Quest Midstream GP or their subsidiaries to Borrowers or their Consolidated Subsidiaries, as the case may be."

          (e) Section 1.01 of the Credit Agreement is hereby amended to include the following definitions in the appropriate alphabetical order:

                    "Contribution Agreement" means that certain Contribution, Conveyance and Assumption Agreement, dated as of December 22, 2006, among the Borrowers, Bluestem Pipeline, LLC, Quest Midstream Partners, Quest Midstream GP, STP Cherokee, LLC, Quest Oil & Gas, LLC, Quest Energy Service, LLC, Ponderosa Gas Pipeline Company, LLC, Producers Service, LLC, and J-W Gas Gathering, L.L.C., attached hereto as Exhibit H.

                    "Pledged Interests" shall have the meaning set forth in the Security Agreement.

                    "Purchase Agreement" means that certain Purchase Agreement, dated as of December 22, 2006, among Quest Midstream Partners, Quest Midstream GP, QRC, and the institutional investors named therein, attached hereto as Exhibit I.

                    "Quest Midstream Partners" means Quest Midstream Partners, L.P., a Delaware limited partnership.

                    "Quest Midstream GP" means Quest Midstream GP, LLC, a Delaware limited liability company.

                    "Restrictions on Pledged Interests" means, with respect to Pledged Interests in Quest Midstream Partners and Quest Midstream GP, rights and claims of third parties to such Pledged Interests created under the organizational documents of Quest Midstream Partners or Quest Midstream GP or under the Investors' Rights Agreement (as defined in the Purchase Agreement).

                    "Transaction Documents" shall have the meaning set forth in the Purchase Agreement.

          (f) Section 9.03 of the Credit Agreement is hereby amended to add the following clause (j) immediately after the existing clause (i):

                        "(j) Restrictions on Pledged Interests."

          (g) Section 3.04(a)(ii) is hereby amended by deleting the current text of and substituting the following therefore:

                  (ii) at any time after the first  anniversary of the Effective
            Date, optional prepayments shall be made at the prices (expressed as percentages of the outstanding principal amount) set forth below, if prepaid during each successive 12-month period beginning on November 15 of each year indicated below:

                            Year                Prepayment Price
                           ------              ------------------
                            2006                      103.5%
                            2007                      102.25%
                            2008                      101.125%
                     2009 and thereafter              100%


            provided that, in any event, each prepayment is in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000, or if such amount is less than $1,000,000, the outstanding principal amount of the Loans. Accrued and unpaid interest on the principal amount prepaid, all outstanding and unpaid fees and expenses, and the prepayment price set forth in this Section 3.04(a), shall be paid on the prepayment date.

          (h) Section 9.05 of the Credit Agreement is hereby amended to add the following clause (n) immediately after the existing clause (m):

                        "(n) Those transactions contemplated by the Contribution
            Agreement,   the  Purchase   Agreement  and  the  other  Transaction
            Documents."

          (i) Section 9.12 of the Credit Agreement is hereby amended to (i) delete the word "and" before clause (e) appearing therein and (ii) insert the following clause (f) at the end thereof:

                        ";  and  (f)  sales   contemplated  under  the  Purchase
            Agreement and the other Transaction Documents."

                        Section 9.14 clause (a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                        "(a) Investments under Section 9.05(i) and (n)"

          (j) Section 9.14 of the Credit Agreement is hereby further amended to delete the word "and" before clause (c) appearing therein and insert the following clause (d) at the end thereof:

                        ",  and  (d)  the   transactions   contemplated  by  the
            Contribution  Agreement,   the  Purchase  Agreement  and  the  other
            Transaction Documents."

          (k) Section 9.16 of the Credit Agreement is hereby amended to delete the period appearing at the end of such section and insert the following:

                        ", other than the Restrictions on Pledged Interests."

          (l) The Credit Agreement is hereby amended to add a true and correct copy of the Contribution Agreement as Exhibit H to the Credit Agreement.

          (m) The Credit Agreement is hereby amended to add a true and correct copy of the Purchase Agreement as Exhibit I to the Credit Agreement.

          (n) The Schedules to the Credit Agreement are hereby amended by deleting the existing Schedules and substituting the attached Annex B therefore.

          4. Amendment Fee. In consideration for the Lenders' consent to this Amendment, the Borrowers hereby agree to pay to the Administrative Agent, for the benefit of the Lenders under the Credit Agreement, a fee equal to .75% of the aggregate amount of each Lender's Commitment.

          5. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Lenders and the Administrative Agent, (ii) the payment of all fees in accordance with this Amendment and (iii) each of the documents listed on Annex D attached hereto.

          6. Representations and Warranties of the Borrowers. The Borrowers hereby represent and warrant as follows:

          (a) This Amendment and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          (b) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Event of Default and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement and each other Loan Document shall be true and correct in all material respects as of the date hereof (except those representations and warranties which are limited to a specific date, which are true and correct in all material respects as of such date and those representations and warranties already qualified with respect to materiality, which shall be true and correct in all respects).

          7. Reference to and Effect on the Credit Agreement.

          (a) Upon the effectiveness of this Amendment, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor (except as expressly provided herein) constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          8. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          10. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            [Signature Pages Follow]

            IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BORROWERS:                           QUEST CHEROKEE, LLC

                                     By: /s/ Jerry D. Cash
                                         -------------------------------------
                                         Jerry D. Cash,
                                         Chief Executive Officer and President



                                     QUEST RESOURCE CORPORATION


                                     By: /s/ Jerry D. Cash
                                         -------------------------------------
                                         Jerry D. Cash,
                                         Chief Executive Officer and President

ADMINISTRATIVE AGENT:              GUGGENHEIM CORPORATE FUNDING,
                                   LLC, as Administrative Agent, Syndication
                                   Agent, Sole Lead Arranger and Sole Bookrunner


                                   By: /s/ Todd Boehly
                                       ---------------------------------------
                                   Name: Todd Boehly
                                   Title: Managing Partner

LENDERS:                            MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                    By:  Babson Capital Management LLC as
                                    Investment Adviser

                                    By:  /s/ Thomas M. Finke
                                         -------------------------------------
                                    Name: Thomas M. Finke
                                    Title: Managing Director

LENDERS:                            DEL MAR MASTER FUND LTD.

                                    By: Del Mar Asset Management, L.P.


                                    By:  /s/ Marc V. Simons
                                         -------------------------------------
                                    Name: Marc V. Simons
                                    Title: Director

LENDERS:                       SEAL ROCK OFFSHORE FUNDING, L.L.C.

                               By: Farallon Capital Management, LLC, its manager


                               By: /s/ Monica R. Landry
                                   -------------------------------------------
                               Name: Monica R. Landry
                               Title: Managing Member

LENDERS:                       SPF CDO I, LLC



                               By: /s/ Richard Petrilli
                                   -------------------------------------------
                               Name: Richard Petrilli
                               Title: Authorized Signatory

LENDERS:                       FIELD POINT II, LTD.


                               By: /s/ Richard Petrilli
                                   -------------------------------------------
                               Name: Richard Petrilli
                               Title: Authorized Signatory

LENDERS:                       FIELD POINT IV, LTD


                               By: /s/ Richard Petrilli
                                   -------------------------------------------
                               Name: Richard Petrilli
                               Title: Authorized Signatory

LENDERS:                       FIELD POINT III, LTD



                               By: /s/ Richard Petrilli
                                   -------------------------------------------
                               Name: Richard Petrilli
                               Title: Authorized Signatory

LENDERS:                       WELLS FARGO ENERGY CAPITAL, INC.



                               By: /s/ Clayton R. Taylor
                                   -------------------------------------------
                               Name: Clayton R. Taylor
                               Title: Vice President

LENDERS:                       DELLACAMERA CAPITAL MASTER FUND, LTD.



                               By: /s/ Ralph Della Camera, Jr.
                                   -------------------------------------------
                               Name: Ralph Della Camera, Jr.
                               Title: Managing Member

LENDERS:                       ORPHEUS HOLDINGS LLC

                               By: Guggenheim Investment Management, LLC
                                 as its Manager

                               By: /s/ Michael Damaso
                                   -------------------------------------------
                               Name: Michael Damaso
                               Title: Managing Director

LENDERS:                       ORPHEUS FUNDING LLC

                               By: Guggenheim Investment Management, LLC
                                 as its Manager

                               By: /s/ Michael Damaso
                                   -------------------------------------------
                               Name: Michael Damaso
                               Title: Managing Director

                                     Annex A
                                       to
 Waiver and Amendment No. 1 to the Amended and Restated Second Lien Term Loan
                                    Agreement

                             Contribution Agreement


                   [Attached as Exhibit 10.5 to the Form 8-K filed by Quest Resource Corporation on December 29, 2006]

                                     Annex B
                                       to
 Waiver and Amendment No. 1 to the Amended and Restated Second Lien Term Loan
                                    Agreement

                          Schedules to Credit Agreement


                                  Schedule 7.03
                                  -------------

                             Consents and Approvals


None.

                                  Schedule 7.05
                                  -------------

                                   Litigation


None, other than those disclosed in QRC's filings with the Securities and Exchange Commission.

                                  Schedule 7.14
                                  -------------

                                      Liens

------------------------------- ------------------------------- --------------- ---------------------- -----------------------------
                                                                   ORIGINAL
           BORROWER                                               PRINCIPAL
                                            LENDER                  AMOUNT           COLLATERAL               NEGATIVE PLEDGE
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

Quest Energy Service, Inc.      Merle Kelly Ford, Inc.          $22,139.00      2002 Ford F-150        Must keep vehicle "free from
                                                                                                       the claims of others"
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                Used 2003 Ford F-250   Must keep vehicle "free from
Quest Energy Service, Inc.      Merle Kelly Ford, Inc.          $21,930.22      Truck                  the claims of others"
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                $19,393.65
                                                                (36 month                              Equipment Lease. - lessee
Quest Cherokee Oilfield                                         term ($2,000    2005 Ford F-150        does not have any "right,
Service, LLC (Lessee)           Total Leasing (Lessor)          residual        Truck (leased          title or interest in the
                                                                value at end    vehicle)               vehicle"
                                                                of 36 months)
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                2004 Toyota Tacoma
                                                                                along with any
                                                                                accessories and
                                                                                equipment installed
Quest Energy Service, Inc.      Quality Toyota, Inc.            $26,358.88      in the vehicle and     May not sell or transfer the
                                                                                any replacement        vehicle without Seller's
                                                                                parts installed in     prior written consent.
                                                                                the vehicle
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                2000 Ford Truck
                                                                                Super Duty 8800 and
                                                                                all goods put on the
Quest Energy Service, Inc.      Merle Kelly Ford, Inc.          $39,493.08      vehicle as well as
                                                                                all money or goods     Must keep vehicle "free from
                                                                                received from the      the claims of others"
                                                                                vehicle
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

Quest Energy Service, Inc.      Merle Kelly Ford, Inc.          $33,329.69      2001 Ford Truck        Must keep vehicle "free from
                                                                                F-150 Crew and all     the claims of others"
                                                                                parts or
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

------------------------------- ------------------------------- --------------- ---------------------- -----------------------------
                                                                   ORIGINAL
           BORROWER                                               PRINCIPAL
                                            LENDER                  AMOUNT           COLLATERAL               NEGATIVE PLEDGE
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------
                                                                                other goods put on the
                                                                                vehicle and all money
                                                                                or goods received for
                                                                                the vehicle

------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                                       Equipment Lease. - lessee
Quest Cherokee Oilfield                                         $19,393.65                             does not have any "right,
Service, LLC. (Lessee)                                          (original                              title or interest in the
                                Total Leasing (Lessor)          value)          2005 Ford F-150 Truck  vehicle"
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                2003 Toyota Tacoma
                                                                                Truck and all
Quest Energy Service, Inc.                                                      accessories            May not sell or transfer the
                                Bartlesville Ford Co., Inc.     $20,599.92      installed in the       vehicle without Seller's
                                                                                vehicle and proceeds   prior written consent.
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                2004 Ford Truck        Must keep vehicle "free from
Quest Energy Service, Inc.      Merle Kelly Ford, Inc.          $37,784.90      Super Duty             the claims of others"
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                2004 Chevrolet         Borrower may not "transfer
Quest Cherokee Oilfield                                                         Silverado C1500,       any interest" in the vehicle
Service, LLC                    Romans Motor Co., Inc.          $22,907.31      extended cab and       without prior written
                                                                                proceeds               consent.
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                Accounts receivable,
                                                                                equipment, inventory
                                                                                and real estate (see
                                                                                Schedule attached to
                                                                                agreement).            Per Security Agreement,
                                Yates Center Branch Bank                        Mortgage given on      debtor may not encumber any
Quest Energy Service, Inc.      (branch of Girard National      $440,000        all debtor's real      of the collateral without
                                Bank, Inc.)                                     estate located in      secured party's prior
                                                                                Wilson County,         written consent
                                                                                Kansas.  Assignment
                                                                                of Doug Lamb life
                                                                                insurance policy.
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

------------------------------- ------------------------------- --------------- ---------------------- -----------------------------
                                                                   ORIGINAL
           BORROWER                                               PRINCIPAL
                                            LENDER                  AMOUNT           COLLATERAL               NEGATIVE PLEDGE
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                                       Borrower shall not create
                                                                                                       any lien or security
                                                                                                       interest or other
                                                                                                       encumbrance on the
Quest Energy Service, Inc.                                                      Used, D5H              collateral and doing so by
                                Caterpillar Financial                           Caterpillar            Borrower constitutes an
                                Services Corporation            $67,078.87      Track-Type Tractor     event of default under the
                                                                                                       agreement.
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                                       Borrower agrees to keep the
Quest Energy Service, Inc.                                                      2002 Dodge Truck and   vehicle "free from the
                                Shields Motor Co., Inc.         $42,029.11      all proceeds           claims of others"
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                                       Borrower must keep
Quest Cherokee, LLC             Merle Kelly Ford, Inc.          $17,951.47      Used 2001 Ford F-150   collateral free from all
                                (Commercial Bank is Assignee)                   and all proceeds       liens.
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                Used Caterpillar
                                                                                Telescopic Handler,
                                                                Approximately   used Caterpillar       Document is technically a
Quest Cherokee Oilfield         Caterpillar Financial           $196,839.72     Track-Type Tractor     "lease" so title to the
Service, LLC (lessee)           Services Corporation (lessor)   (for "monthly   and Caterpillar        collateral remains in
                                                                rent" on        Backhoe Loader and     Lender's name until the
                                                                three items)    all proceeds           lease is fully paid off.
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                Used 2000 Toyota       Borrower promises to keep
Quest Cherokee, LLC             Merle Kelly Ford, Inc.                          Tacoma and all         collateral free from liens
                                (Assignee Commercial Bank)      $16,878.47      proceeds               and other security interests
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                Approximately
                                                                $103,381.20
Quest Energy Service, Inc.                                      ($1,723.02
(lessee)                        Caterpillar Financial           monthly         Caterpillar            Title to collateral remains
                                Services Corporation (lessor)   payments for    Tract-Type Tractor     with Lender because document
                                                                60 months)                             is a "finance lease"
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

------------------------------- ------------------------------- --------------- ---------------------- -----------------------------
                                                                   ORIGINAL
           BORROWER                                               PRINCIPAL
                                            LENDER                  AMOUNT           COLLATERAL               NEGATIVE PLEDGE
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                                       Form of contract suggests
Quest Energy Service, Inc.      Chrysler Financial Corporation  $28,454.06      2001 Dodge 3500 Quad   vehicle must be kept "free
                                                                                Cab                    from the claims of others"
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                                       No terms and conditions
                                                                                                       attached, but form of
Quest Cherokee, LLC             Merle Kelly Ford, Inc.          $16,717.52      2001 Ford Truck and    contract suggests vehicle
                                (Assignee is Commercial Bank)                   all proceeds           must be kept "free from the
                                                                                                       claims of others"
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                                       Borrower needs Lender's
Quest Cherokee, LLC             Merle Kelly Ford, Inc.          $17,790.52      2001 Ford Sport Trac   consent to "dispose of any
                                (Assignee is Commercial Bank)                   XLT and all proceeds   rights in the collateral"
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

Doug Lamb is debtor of                                                                                 Borrower agrees not to
record, but vehicle is used                                                     1991 Freightliner      "encumber the property
in business and is being paid   Community National Bank         $29,495.40      with 2001 Dump Bed     without prior consent of
by Quest.                                                                       and 1979 Adol Trainer  lender.
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                DaimlerChrysler Services                        Used Didge model       Borrower may not create a
Quest Energy Service, Inc.      North America, LLC              $19,900         1500 and all proceeds  lien on equipment.
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                2003 Ford Truck
Quest Energy Service, Inc.      Merle Kelly Ford, Inc.          $37,699.47      Super Duty and all     Must keep vehicle "free from
                                                                                proceeds               the claims of others."
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                                       No terms and conditions
                                                                                2004 Ford Truck        attached, but form of
Quest Energy Service, Inc.      Merle Kelly Ford, Inc.          $40,046.73      Super Duty and all     contract suggests vehicle
                                                                                proceeds               must be kept "free from the
                                                                                                       claims of others"
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                Fiat Allis FD80H       Borrower reps and warrants
Quest Cherokee, LLC             FCC Equipment Financing, Inc.   $36,473         Crawler Dozer and      that collateral will be kept
                                                                                proceeds               free from all liens.
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

------------------------------- ------------------------------- --------------- ---------------------- -----------------------------
                                                                   ORIGINAL
           BORROWER                                               PRINCIPAL
                                            LENDER                  AMOUNT           COLLATERAL               NEGATIVE PLEDGE
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                                       Default under agreement for
Quest Energy Service, Inc.      CAT Financial                   $20,025.50      Misc. Equipment        collateral to become subject
                                                                                                       to any lien.
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                Equipment       No information
Quest Energy Service, Inc.      Caterpillar Financial           Lease; No       listed, but lessor
(lessee)                        Services Corporation (lessor)   information     suggests it is farm    Equipment Lease.
                                                                included.       equipment.
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                Equipment       No information
Quest Energy Service, Inc.      Caterpillar Financial           Lease; No       listed, but lessor
(lessee)                        Services Corporation (lessor)   information     suggests it is farm    Equipment Lease.
                                                                included.       equipment.
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                Equipment       No information
Quest Energy Service, Inc.      Caterpillar Financial           Lease; No       listed, but lessor
(lessee)                        Services Corporation (lessor)   information     suggests it is farm    Equipment Lease.
                                                                included.       equipment.
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                                       No terms and conditions
                                                                                                       attached, but form of
Quest Cherokee Oilfield         Bob Howard Downtown Ford        $25,485         2005 Ford F150 and     contract suggests vehicle
Service, LLC                                                                    proceeds               must be kept "free from the
                                                                                                       claims of others"
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                                       No terms and conditions
                                                                                                       attached, but form of
STP Cherokee, Inc.              Merle Kelly Ford, Inc.          $36,402.50      2003 Ford Truck and    contract suggests vehicle
                                                                                all proceeds           must be kept "free from the
                                                                                                       claims of others"
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                                       No terms and conditions
                                                                                2004 Ford Truck        attached, but form of
Quest Energy Service, Inc.      Merle Kelly Ford, Inc.          $40,173.52      Super Duty and all     contract suggests vehicle
                                                                                proceeds               must be kept "free from the
                                                                                                       claims of others"
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

------------------------------- ------------------------------- --------------- ---------------------- -----------------------------
                                                                   ORIGINAL
           BORROWER                                               PRINCIPAL
                                            LENDER                  AMOUNT           COLLATERAL               NEGATIVE PLEDGE
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                                       No terms and conditions
                                                                                                       attached, but form of
Quest Cherokee, LLC             Merle Kelly Ford, Inc.          $36,949.83      2004 Ford F150 and     contract suggests vehicle
                                                                                all proceeds           must be kept "free from the
                                                                                                       claims of others"
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                                       No terms and conditions
                                                                                                       attached, but form of
Quest Cherokee Oilfield         Merle Kelly Ford, Inc.          $23,266.19      2003 Ford F150 and     contract suggests vehicle
Service, LLC                                                                    all proceeds           must be kept "free from the
                                                                                                       claims of others"
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                                       No terms and conditions
                                                                                                       attached, but form of
Quest Cherokee Oilfield         Merle Kelly Ford, Inc.          $38,683.46      2005 Ford F250 and     contract suggests vehicle
Service, LLC                                                                    all proceeds           must be kept "free from the
                                                                                                       claims of others"
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                                       No terms and conditions
                                                                                                       attached, but form of
Quest Cherokee Oilfield         Merle Kelly Ford, Inc.          $16,038.50      2001 Toyota Tundra     contract suggests vehicle
Service, LLC                                                                    and all proceeds       must be kept "free from the
                                                                                                       claims of others"
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                                       No terms and conditions
                                                                                                       attached, but form of
Quest Cherokee Oilfield         Merle Kelly Ford, Inc.          $25,126.21      2004 Ford F150 and     contract suggests vehicle
Service, LLC                                                                    all proceeds           must be kept "free from the
                                                                                                       claims of others"
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                                       No terms and conditions
                                                                                                       attached, but form of
Quest Cherokee Oilfield         Merle Kelly Ford, Inc.          $37,699.59      2005 Ford F250 and     contract suggests vehicle
Service, LLC                                                                    all proceeds           must be kept "free from the
                                                                                                       claims of others"
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

------------------------------- ------------------------------- --------------- ---------------------- -----------------------------
                                                                   ORIGINAL
           BORROWER                                               PRINCIPAL
                                            LENDER                  AMOUNT           COLLATERAL               NEGATIVE PLEDGE
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                                       No terms and conditions
                                                                                                       attached, but form of
Quest Cherokee Oilfield         Merle Kelly Ford, Inc.          $27,488.52      2003 Ford F350 and     contract suggests vehicle
Service, LLC                                                                    all proceeds           must be kept "free from the
                                                                                                       claims of others"
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                                       No terms and conditions
                                                                                2005 Gooseneck         attached, but form of
Quest Cherokee Oilfield         Merle Kelly Ford, Inc.          $8,218.04       Trailer and all        contract suggests vehicle
Service, LLC                                                                    proceeds               must be kept "free from the
                                                                                                       claims of others"
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                                       No terms and conditions
                                                                                                       attached, but form of
Quest Cherokee Oilfield         Merle Kelly Ford, Inc.          $22,611.30      2005 Ford F150 and     contract suggests vehicle
Service, LLC                                                                    all proceeds           must be kept "free from the
                                                                                                       claims of others"
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------

                                                                                                       No terms and conditions
                                                                                                       attached, but form of
Quest Cherokee Oilfield         Merle Kelly Ford, Inc.          $23,865.63      2005 Ford F150 and     contract suggests vehicle
Service, LLC                                                                    all proceeds           must be kept "free from the
                                                                                                       claims of others"
------------------------------- ------------------------------- --------------- ---------------------- -----------------------------



                                  Schedule 7.15

                        Direct and Indirect Subsidiaries


------------------- -------------- ------------------------ -------------- ------------------------------ ------------
                                                                                Principal Place of
Company Legal Name     Type of                              Organization     Business/Chief Executive      State of
                       Entity        Manner of Ownership         ID                   Office               Formation
------------------- -------------- ------------------------ -------------- ------------------------------ ------------

                    Limited        100% of membership                      Quest Cherokee, LLC
STP Cherokee, LLC   Liability      owned by Quest                          9520 North May Ave., Ste 300
                    Company        Resource Corporation     n/a            Oklahoma City, OK  73120       Oklahoma
------------------- -------------- ------------------------ -------------- ------------------------------ ------------

                    Limited        100% of membership                      Quest Cherokee, LLC
Quest Oil & Gas,    Liability      owned by Quest           4009973        9520 North May Ave., Ste 300   Kansas
LLC                 Company        Resource Corporation                    Oklahoma City, OK  73120
------------------- -------------- ------------------------ -------------- ------------------------------ ------------

                    Limited        100% of membership                      Quest Cherokee, LLC
Quest Energy        Liability      owned by Quest           4009940        9520 North May Ave., Ste 300   Kansas
Service, LLC        Company        Resource Corporation                    Oklahoma City, OK  73120
------------------- -------------- ------------------------ -------------- ------------------------------ ------------

Ponderosa Gas       Limited        100% of membership                      Quest Cherokee, LLC
Pipeline Company,   Liability      owned by Quest           4009957        9520 North May Ave., Ste 300   Kansas
LLC                 Company        Resource Corporation                    Oklahoma City, OK  73120
------------------- -------------- ------------------------ -------------- ------------------------------ ------------

                    Limited        100% of  membership                     Quest Cherokee, LLC
Producers           Liability      owned by Ponderosa Gas   4010005        9520 North May Ave., Ste 300   Kansas
Service, LLC        Company        Pipeline Company, LLC                   Oklahoma City, OK  73120
------------------- -------------- ------------------------ -------------- ------------------------------ ------------

                    Limited        100% of the membership                  Quest Cherokee, LLC
J-W Gas             Liability      interests owned by       2539211        9520 North May Ave., Ste 300   Kansas
Gathering, L.L.C.   Company        Producers Service, LLC                  Oklahoma City, OK  73120
------------------- -------------- ------------------------ -------------- ------------------------------ ------------

                                   All units owned by
Quest Cherokee,     Limited        entities as set forth                   Quest Cherokee, LLC
LLC                 Liability      on attached              3739332        9520 North May Ave., Ste 300   Delaware
                    Company        organizational chart                    Oklahoma City, OK  73120
------------------- -------------- ------------------------ -------------- ------------------------------ ------------

Quest Cherokee      Limited        100% of the membership                  Quest Cherokee, LLC
Oilfield Service,   Liability      interests owned by       3842508        9520 North May Ave., Ste 300   Delaware
LLC                 Company        Quest Cherokee, LLC                     Oklahoma City, OK  73120
------------------- -------------- ------------------------ -------------- ------------------------------ ------------



ORGANIZATIONAL CHART


[GRAPHIC OMITTED]

                                  Schedule 7.19
                                  -------------

                                 Gas Imbalances


None.

                                  Schedule 7.20
                                  -------------

                               Marketing Contracts


None.

                                  Schedule 9.05
                                  -------------

                                   Investments


None.

                                  Schedule 7.21
                                  -------------

                               QUEST CHEROKEE LLC
                           QUEST RESOURCE CORPORATION

                          Swap Agreements in Effect(1)

Involving Quest Cherokee LLC
Commodity Transactions


                                                  Notional Amount or  Net Mark to
                                                  ------------------  -----------
    Type        Original  Effective  Termination  Volume; Calculation Market Value     Credit Support                       Original
    ----        --------  ---------  -----------  ------------------- ------------     --------------                       --------
                  Term       Date        Date     Period; and Index      (N/A)           Agreements          Counterparty   I.D. No.
                  ----       ----        ----     -----------------      -----           ----------          ------------   --------

                                                                                   Security Instruments and  BP Corporation
Commodity cap                                                                      any other collateral      North America,
(natural gas)                                     6,140 MMBTU daily                under the Senior Credit   Inc., as
                12 months   1/01/07   12/31/07    (Southern Star)          $-      Agreement and the letter  successor to    1374721
                                                  @ $8.63                          of credit                 UBS Energy LLC

                                                                                   Security Instruments and  BP Corporation
Commodity floor                                   6,140 MMBTU daily                any other collateral      North America,
(natural gas)   12 months   1/01/07   12/31/07    (Southern Star)          $-      Agreement and the letter  successor to    1374722
                                                  @ $8.00                          of credit                 UBS Energy LLC

                                                                                   Security Instruments and  BP Corporation
Commodity cap                                     6,963 MMBTU daily                any other collateral      North America,
(natural gas)   12 months   1/01/07   12/31/07    (Southern Star)          $-      Agreement and the letter  successor to    1371875
                                                  @ $9.02                          of credit                 UBS Energy LLC

                                                                                   Security Instruments and  BP Corporation
Commodity floor                                   6,963 MMBTU daily                any other collateral      North America,
(natural gas)   12 months   1/01/07   12/31/07    (Southern Star)          $-      Agreement and the letter  successor to    1371876
                                                  @ $8.00                          of credit                 UBS Energy LLC

                                                                                   Security Instruments and  BP Corporation
Commodity cap                                     5,854 MMBTU daily                any other collateral      North America,
(natural gas)   12 months   1/01/08   12/31/08    (Southern Star)          $-      Agreement and the letter  successor to    1374725
                                                  @ $8.93                          of credit                 UBS Energy LLC

                                                                                   Security Instruments and  BP Corporation
Commodity floor                                   5,854 MMBTU daily                any other collateral      North America,
(natural gas)   12 months   1/01/08   12/31/08    (Southern Star)          $-      Agreement and the letter  successor to    1374730
                                                  @ $8.00                          of credit                 UBS Energy LLC

                                                                                   Security Instruments and  BP Corporation
Commodity cap                                     5,378 MMBTU daily                any other collateral      North America,
(natural gas)   12 months   1/01/08   12/31/08    (Southern Star)          $-      Agreement and the letter  successor to    1371879
                                                  @ $9.02                          of credit                 UBS Energy LLC

                                                                                   Security Instruments and  BP Corporation
Commodity floor                                   5,378 MMBTU daily                any other collateral      North America,
(natural gas)   12 months   1/01/08   12/31/08    (Southern Star)          $-      Agreement and the letter  successor to    1371880
                                                  @ $8.00                          of credit                 UBS Energy LLC


-------------------------------------
1 This Schedule reflects activity entered into post November 2005.





Basis Differential Lock Transactions



                                                                                   Security Instruments and  BP Corporation
                                                  20,382 MMBTU daily               any other collateral      North America,
Basis Lock      6 months    7/01/06   12/31/06    (Southern Star)          $-      Agreement and the letter  successor to    1392555
                                                  @ $1.20                          of credit                 UBS Energy LLC


                                                                                   Security Instruments and  BP Corporation
                                                  5,000 MMBTU daily                any other collateral      North America,
Basis Lock      12 months   1/01/07   12/31/07    (Southern Star)          $-      Agreement and the letter  successor to    1402236
                                                  @ $1.15                          of credit                 UBS Energy LLC



                                                                                   Security Instruments and  BP Corporation
                                                  4,000 MMBTU daily                any other collateral      North America,
Basis Lock      12 months   1/01/08   12/31/08    (Southern Star)          $-      Agreement and the letter  successor to    1402247
                                                  @ $1.03                          of credit                 UBS Energy LLC




Interest Rate Transactions
            None.

Involving Quest Resource Corporation
            None.

Involving subsidiaries of Quest Cherokee LLC and Quest Resource Corporation
            None.

                                     Annex C
                                       to
 Waiver and Amendment No. 1 to the Amended and Restated Second Lien Term Loan
                                    Agreement

                               Purchase Agreement


                   [Attached as Exhibit 10.1 to the Form 8-K filed by Quest Resource Corporation on December 29, 2006]

                                     Annex D
                                       to
 Waiver and Amendment No. 1 to the Amended and Restated Second Lien Term Loan
                                    Agreement

                                  Closing List

                                CLOSING CHECKLIST
                         AMENDMENTS TO CREDIT FACILITIES
                                       FOR
                         QUEST RESOURCE CORPORATION and
                               QUEST CHEROKEE, LLC

                                December 22, 2006
                                  (19932-12580)

        QRC                Quest Resource Corporation                     Subsidiaries (7)     STP Cherokee, LLC
        Quest Cherokee     Quest Cherokee, LLC                                                 Quest Oil & Gas, LLC
        Guggenheim         Guggenheim Corporate Funding, LLC                                   Quest Energy Service, LLC
        SA                 Sidley Austin LLP                                                   Ponderosa Gas Pipeline Company, LLC
        Stinson            Stinson Morrison Hecker LLP                                         Producers Service, LLC
                                                                                               J-W Gas Gathering, L.L.C.
                                                                                               Quest Cherokee Oilfield Service, LLC



====== =============================================== ============= ===================== ======================== ===============
                            Document                    Responsible       Signatories            Signatories        Sidley Document
                                                           Party                                                        Number
====== =============================================== ============= ===================== ======================== ===============
I.      Transaction Documents
        ---------------------
------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------
1.      Waiver and Amendment No. 2 to Amended and           SA       [X] QRC               [X] Massachusetts         NY 5997340
        Restated Senior Credit Agreement                                                   Mutual Life Ins. Co.

                                                                     [X] Quest Cherokee    [X] Orpheus Holdings
                                                                                           LLC
                                                                     [X] Guggenheim
                                                                                           [X] Orpheus Funding LLC
                                                                     [X] Wells Fargo
                                                                     Foothill              [X] Kennecott Funding
                                                                                           Ltd.
                                                                     [X] Midland National
                                                                     Life Insurance Co.    [X] Sands Point Funding
                                                                                           Ltd.
                                                                     [X] North American
                                                                     Company For Life      [X] Copper River CLO
                                                                                           Ltd.
                                                                     [X] Green Lane CLO
                                                                     Ltd.

------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

====== =============================================== ============= ===================== ======================== ===============
                            Document                    Responsible       Signatories            Signatories        Sidley Document
                                                           Party                                                        Number
====== =============================================== ============= ===================== ======================== ===============

2.      Waiver and Amendment No. 1 to Amended and           SA       [X] QRC               [ ] Field Point II, Ltd.  NY 5997360
        Restated Second Lien Term Loan Agreement
                                                                     [X] Quest Cherokee    [ ] Field Point IV, Ltd.

                                                                     [X] Guggenheim        [ ] Field Point III, Ltd.

                                                                     [X] MA Mutual Life    [ ] Wells Fargo Energy
                                                                     Ins. Co.              Capital, Inc.

                                                                     [X] Del Mar Master    [X] Dellacamera Capital
                                                                     Fund Ltd.             Master Fund

                                                                     [X] Seal Rock         [X] Orpheus Holdings LLC
                                                                     Offshore Funding,
                                                                     L.L.C.                [X] Orpheus Funding LLC

                                                                     [ ] SPF CDO I, LLC

------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

3.      Waiver and Amendment No. 1 to Third                 SA       [X] QRC               [X] Sands Point Funding   NY 5997374
        Lien Term Loan Agreement                                                           Ltd.
                                                                     [X] Quest Cherokee
                                                                                           [X] Orpheus Funding LLC
                                                                     [X] Guggenheim
                                                                                           [X] Del Mar Master Fund
                                                                     [X] MA Deep Event     Ltd.

                                                                     [X] Copper River CLO  [X] Grand Central Asset
                                                                                           Trust, DHV Series
                                                                     [X] Orpheus Holdings
                                                                     LLC                   [X] NZC Opportunities

                                                                     [X] Kennecott Funding [X] Grand Central Asset
                                                                     Ltd.                  Trust, ARL

                                                                     [X] Green Lane CLO    [X] Stellar Funding

------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------


====== =============================================== ============= ===================== ======================== ===============
                            Document                    Responsible       Signatories            Signatories        Sidley Document
                                                           Party                                                        Number
====== =============================================== ============= ===================== ======================== ===============

4.      Joinder Agreement                                   SA       [X] QRC               [X] Massachusetts Mutual  NY 6001879
                                                                                           Life Ins. Co.
                                                                     [X] Quest Cherokee
                                                                                           [X] Orpheus Holdings LLC
                                                                     [X] Bluestem
                                                                                           [X] Orpheus Funding LLC
                                                                     [X] Guggenheim
                                                                                           [X] Kennecott Funding
                                                                     [X] Wells Fargo       Ltd.
                                                                     Foothill
                                                                                           [X] Sands Point Funding
                                                                     [X] Midland National  Ltd.
                                                                     Life Insurance Co.
                                                                                           [X] Copper River CLO
                                                                     [X] North American    Ltd.
                                                                     Company For Life

                                                                     [X] Green Lane CLO

------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

5.      Second Amended and Restated Security                SA       [X] QRC                                         CH 3689379
        Agreement (Senior)
                                                                     [X] Quest Cherokee

                                                                     [X] Quest Subs (7)

                                                                     [X] Guggenheim

------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

6.      Second Amended and Restated Security                SA       [X] QRC                                         CH 3689377
        Agreement (2d Lien)
                                                                     [X] Quest Cherokee

                                                                     [X] Quest Subs (7)

                                                                     [X] Guggenheim

------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

7.      Amended and Restated Security Agreement             SA       [X] QRC                                         CH 3689426
        (3rd Lien)
                                                                     [X] Quest Cherokee

                                                                     [X] Quest Subs (7)

                                                                     [X] Guggenheim

------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

8.      Amended and Restated Guaranty (Senior)              SA       [X] Quest Subs (7)                              CH 3689360

                                                                     [X] Guggenheim

------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

9.      Amended and Restated Guaranty (2nd Lien)            SA       [X] Quest Subs (7)                              CH 3689346

                                                                     [X] Guggenheim

====== =============================================== ============= ===================== ======================== ===============
                            Document                    Responsible       Signatories            Signatories        Sidley Document
                                                           Party                                                        Number
====== =============================================== ============= ===================== ======================== ===============

10.     Amended and Restated Guaranty (3rd Lien)            SA       [ ] Quest Subs (7)                              CH 3689354

                                                                     [X] Guggenheim

------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

11.     Bluestem Release (Senior)                           SA       [X] QRC                                         CH 3658003

                                                                     [X] Quest Cherokee

                                                                     [X] Guggenheim

------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

12.     Bluestem Release (2d Lien)                          SA       [X] QRC                                         CH 3690880

                                                                     [X] Quest Cherokee

                                                                     [X] Guggenheim

------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

13.     Bluestem Release (3rd Lien)                         SA       [X] QRC                                         CH 3690886

                                                                     [X] Quest Cherokee

                                                                     [X] Guggenheim

------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------
14.     Fee Letter                                          SA       [X] QRC                                         NY 5997379

                                                                     [X] Quest Cherokee

                                                                     [X] Guggenheim

------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------
III.    Organizational Documents & Certificates
        ---------------------------------------
------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

15.     Secretary's Certificate of QRC including          Stinson    [X] QRC
        incumbency attaching:
------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------
                Articles of Incorporation
------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------
                By-Laws
------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------
                Resolutions
------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------
                Good Standings
------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

16.     Secretary's Certificate of the Quest Cherokee     Stinson    [X] Quest Cherokee
        including incumbency attaching:
------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------
                Certificate of Organization
------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------
                LLC Agreement
------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------
                Resolutions
------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------
                Good Standings
------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

====== =============================================== ============= ===================== ======================== ===============
                            Document                    Responsible       Signatories            Signatories        Sidley Document
                                                           Party                                                        Number
====== =============================================== ============= ===================== ======================== ===============

17.     Secretary's Certificate for each Subsidiary       Stinson    [X] Quest Cherokee
        of QRC including incumbency attaching:                       Oilfield Service

                                                                     [X] Quest Energy
                                                                     Service

                                                                     [X] Quest Oil & Gas

                                                                     [X] STP Cherokee

                                                                     [X] J-W Gas Gathering

                                                                     [X] Ponderosa Gas
                                                                     Pipeline

                                                                     [X] Producers Service

------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------
                Certificates of Incorporation
------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

                LLC Agreements
------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

                Resolutions
------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

                Good Standings
------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------
IV.     UCC Matters
        -----------
------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

18.     UCC Searches                                        SA
------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

19.     UCC-1s with respect to KS LLCs                      SA
------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

20.     UCC-3 Termination with respect to Bluestem          SA
------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

21.     Perfection Certificate                            Stinson    [X] QRC

                                                                     [X] Quest Cherokee

                                                                     [X] Quest Cherokee
                                                                     Oilfield Service

                                                                     [X] Quest Energy Service

                                                                     [X] Quest Oil & Gas

                                                                     [X] STP Cherokee

                                                                     [X] J-W Gas Gathering

                                                                     [X] Ponderosa Gas Pipeline

                                                                     [X] Producers Service

------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

====== =============================================== ============= ===================== ======================== ===============
                            Document                    Responsible       Signatories            Signatories        Sidley Document
                                                           Party                                                        Number
====== =============================================== ============= ===================== ======================== ===============

V.      Miscellaneous
        -------------
------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

22.     Compliance Certificate                           Stinson     [X] QRC

        [X] Senior                                                   [X] Quest Cherokee

        [X] 2d Lien

        [X] 3rd Lien

------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

23.     Responsible Officer Certificate                   Stinson    [X] QRC

        [X] Senior                                                   [X] Quest Cherokee

        [X] 2d Lien

        [ ] 3rd Lien

------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

24.     Delivery of Pledged Equity Certificates and       Stinson
        Powers in Blank (in new names)
------ ----------------------------------------------- ------------- --------------------- ------------------------ ---------------

25.     Purchase Agreement including Disclosure           Stinson
        Schedule

        Transaction Documents as defined in the
        Purchase Agreement

        [X] Contribution, Conveyance and Assumption
        Agreement

        [X] Registration Rights Agreement


        [X] Investors' Rights Agreement


        [X] Midstream Agreement


        [X] Omnibus Agreement


        [X] GP LLC Agreement

====== =============================================== ============= ===================== ======================== ===============
